                      Exhibit 10(lix)
                      _______________


                     USLIFE CORPORATION
                  NON-EMPLOYEE DIRECTORS'
                 DEFERRED COMPENSATION PLAN
               (AS AMENDED JANUARY 28, 1997)



1.     Eligibility

       Each member of the Board of Directors of USLIFE Corporation ("USLIFE") who is not also an employee of USLIFE, or any of its subsidiaries, is eligible to participate in this Deferred Compensation Plan (the "Plan"), pursuant to the terms and conditions as described herein.

2.     Participation by Non-Employee Directors

       (a) On the date of adoption of this Plan and at any time thereafter, each non-employee Director may elect to participate in the Plan by directing that (i) all or part of the cash compensation which would otherwise have been payable to him for services as a Director (including any fees payable for services as a member of a committee of the Board) and (ii) all or any specified percentage of the shares of USLIFE common stock which would otherwise have been payable to him for such services shall be credited, respectively, to a deferred cash compensation account and a unit account subject to the terms of the Plan.

       (b) An election to participate in the Plan shall be in the form of a document executed by a non-employee Director and filed with the Secretary of USLIFE, and such election shall continue in effect until such non-employee Director ceases to be a Director or is otherwise ineligible for the Plan, or until such non-employee Director terminates such election, in whole or in part, by written notice filed with the Secretary of USLIFE. Any such termination, in whole or in part, shall become effective at the close of the calendar quarter ending immediately following the date on which the Secretary receives such notice with respect to any and all compensation, fees and shares of common stock payable thereafter, or at the termination of such later calendar quarter as may be designated in the notice of termination.

       (c) A non-employee Director who has filed a termination of election may thereafter file an election to participate for any future calendar quarters, at any time with respect to any and all cash compensation, fees and shares of common stock payable to him as a non-employee Director of USLIFE. Such election shall be as provided in Paragraph 2(b).

USLIFE CORPORATION
NON-EMPLOYEE DIRECTORS'
DEFERRED COMPENSATION PLAN
(AS AMENDED JANUARY 28, 1997)

3(A)   Deferred Cash Compensation Accounts

  (a) All deferred cash compensation accounts shall be held with the general funds of USLIFE, shall be credited to an account in the name of the individual Director and shall bear interest, as described herein, from the date such fees were first awarded or would otherwise have been paid.

  (b) The participant's deferred compensation account shall be credited at the end of each quarter with an interest equivalent. The interest equivalent shall be calculated quarterly at a rate set by the Board, which rate shall be applied to the amounts in each participant's account at the beginning of such quarter.

  (c) The Board of Directors intends to review and set the interest rate described in Paragraph 3A(b) annually in the light of current economic conditions; provided, however, that in the event that the rate is not modified the interest equivalent shall continue to be calculated at the rate as last set forth by the Board of Directors.

(B)    Deferred Stock Unit Accounts

  (a) A deferred stock unit account shall be established in the name of each individual Director (i) who elects to defer receipt of all or any specified percentage of the shares of USLIFE common stock payable to him on account of his annual retainer and/or meeting fees for his services as a Director, (ii) who elects to have the interest payable under Paragraph 3A above used to purchase stock units for crediting on a quarterly basis to such Director's stock unit account, in accordance with the formula described in Paragraph 3B(b) below, or (iii) who elects to have the balance in his deferred cash compensation account converted into deferred stock units in accordance with said formula.

  (b) In the case of stock units credited under item a(i) above, one unit for each full share of stock awarded shall be credited thereto as of the date such share(s) would otherwise have been paid. The number of stock units credited quarterly to the stock unit account of an electing Director under item a(ii)
       above will be calculated by dividing the dollar amount of all interest credited to the Director's
       deferred   compensation    account   at    the    end

USLIFE CORPORATION
NON-EMPLOYEE DIRECTORS'
DEFERRED COMPENSATION PLAN
(AS AMENDED JANUARY 28, 1997)

       of each calendar quarter by the closing price per share of USLIFE common stock reported as New York Stock Exchange - Composite Transactions on the first trading day of the next succeeding calendar quarter, such stock units to be computed to four decimal places. The number of stock units credited under item (a) (iii) above will be calculated by dividing the total amount held in the Director's cash compensation account, or such lesser amount as may be specified by the Director, by the closing price per share of USLIFE common stock reported as New York Stock Exchange-Composite Transactions on the next trading day falling at least thirty days after the date the Director elects to make the conversion. Notwithstanding the foregoing, a Director may not under any circumstances elect to convert deferred stock units into deferred cash compensation and such units shall remain in the Director's deferred stock unit account until distributed in accordance with the provisions of Paragraph 4 below.

       Stock unit accounts shall be in the form of book entry accounts and no actual shares of stock or certificates therefor shall be issued or transferred to, or held under, the Plan. Shares of stock issued and distributed pursuant to Paragraph 4 shall be taken from shares of common stock previously acquired by USLIFE and held in its treasury.

  (c) Should the Director so elect, the deferred compensation account described in Paragraph 3A will be credited as of the pertinent dividend payment date with a dividend equivalent in the amount of any cash dividends declared and paid from time to time in respect of USLIFE's issued and outstanding common stock for each unit in the Director's stock unit account as of such date and interest shall be credited thereon in the manner, at the times and at the rate specified in Paragraph 3A(b). Dividend equivalents with respect to any fraction of a share in the Director's stock unit account will also be credited to his deferred cash compensation account.

  (d) In lieu of having his deferred compensation account credited with dividend equivalents as provided in Paragraph 3B(c) above a Director may direct that such dividend equivalents be reinvested to create additional stock units which will be credited to his stock unit account. In the event a Director elects to reinvest the dividend equivalents, his stock unit account will be credited as of the dividend payment date with so many additional stock units (and any fractions of a unit computed to four decimal places) as could be

USLIFE CORPORATION
NON-EMPLOYEE DIRECTORS'
DEFERRED COMPENSATION PLAN
(AS AMENDED JANUARY 28, 1997)

       purchased with such dividend equivalents based on the average of the high and low sales price of USLIFE's common stock reported as New York Stock Exchange-Composite Transactions on such dividend payment date or, if no trading occurs in such stock on the dividend payment date, on the trading day immediately preceding said date. In the event a Director elects to reinvest dividend equivalents under this Paragraph 3A(d), dividend equivalents on fractions of a share will also be reinvested to create additional units.

  (e) In the event a Director elects to defer the receipt of less than 100% of the shares payable to him for his services as a Director, any fractional share includable with the deferred shares (computed to four decimal places) will also be credited to his stock unit account. A certificate(s) will be issued to the Director with respect to the non-deferred shares but only as to full shares. In lieu of being issued a certificate for any non-deferred fractional share, the value of such fractional share will be credited to the Director's deferred cash compensation account or paid to the Director in cash in the absence of such account.

  (f) In the event that the number of outstanding shares of USLIFE common stock shall be changed by reason of split-ups, combinations, recapitalizations, stock dividends and the like, the Board of Directors of USLIFE shall make such adjustments as it deems appropriate in the number of units credited to the unit accounts of participants hereunder.

4.     Distribution

       (a) Each non-employee Director who elects to participate in this Plan may make an election or may modify any prior election with respect to the distribution of (i) the cash amounts deferred hereunder plus accumulated interest and
            (ii) any deferred shares of stock represented by the number of units in his unit account in a single lump sum payment or in annual installments. Elections for distribution and any designation of beneficiary (which designation may name an entity other than a natural person) shall first be made by non-employee Directors at the time that they elect to participate in the Plan. Any modification of a prior election to receive payment and/or shares of deferred stock in a lump sum distribution or in annual installments shall be made no later than the end of the calendar year preceding the year in which

USLIFE CORPORATION
NON-EMPLOYEE DIRECTORS'
DEFERRED COMPENSATION PLAN
(AS AMENDED JANUARY 28, 1997)

            the non-employee  Director ceases  to serve as a
            Director.   Any beneficiary  designation, change
            or cancellation may be made at any time.

            A Director may elect to receive payment of (1) cash amounts deferred under the Plan plus accumulated interest and/or (2) deferred shares of stock in one distribution or in some other number of approximately equal annual installments (not exceeding 10). The first installment (or the single payment and/or share distribution if so elected) shall be paid and/or distributed on or about the first business day of the month immediately following the month in which a non-employee Director ceases to be a
            Director   of    the   Company.       Subsequent
            installments, if any, shall be paid on or about the first business day of the first (and each succeeding) calendar year, following the calendar year in which the first installment is made, until the entire amount credited to the individual's deferred cash and/or unit account shall have been distributed in full. Cash amounts and/or units held pending distribution pursuant to this paragraph shall continue to accrue interest and/or receive dividend reinvestment treatment, as the case may be, as provided in Paragraph 3 until the date of distribution.

       (b) The election or any modification of a prior election with respect to the distribution of cash amounts deferred under the Plan plus accumulated interest and/or deferred shares of stock shall be contained in a Notice of Election in a form provided by the Secretary of USLIFE, and shall be executed by the Director and filed with the Secretary of USLIFE.

       (c) Notwithstanding any election made by a Director, in the event such Director becomes a proprietor, officer, partner, employee, or otherwise affiliated with any business that is in competition with USLIFE or any of its subsidiaries, directly or indirectly, or becomes employed by any governmental agency having jurisdiction over the activities of USLIFE or any of its subsidiaries, the (i) entire balance of his deferred cash compensation, including interest, and (ii) the deferred shares represented by the number of stock units then in his stock unit account shall be distributed immediately to him in a single payment.

       (d) If a Director should die before receiving (i) full payment of all amounts credited to his deferred cash account or (ii) distribution of all the shares

USLIFE CORPORATION
NON-EMPLOYEE DIRECTORS'
DEFERRED COMPENSATION PLAN
(AS AMENDED JANUARY 28, 1997)

            represented by the total number of stock units in his stock unit account, the balance of such account(s) shall be paid either

            (1) in a single lump sum distribution on the tenth day of the calendar year immediately following the date of his death to (i) his designated beneficiary or beneficiaries, if a single lump sum distribution has been elected for them; or (ii) his estate, if no beneficiaries have been named or the designated beneficiaries have predeceased the Director,

                                OR

            (2) in approximately equal annual installments to his designated beneficiary or beneficiaries in the number of annual installments (not exceeding ten) elected for the beneficiary so long as the number of any prior annual installments paid to the Director and those elected for the beneficiary do not exceed 10.

       (e) A Director shall bear full responsibility for the accuracy and legal sufficiency of any such beneficiary designation. At any time, and from time to time, any such designation may be changed or canceled by the Director without the consent of any beneficiary. Any such designation, change or cancellation must be made by written notice filed with the Secretary of USLIFE and shall not be effective until actually received by the Secretary. If a Director designates more than one beneficiary, any cash payments and/or share distributions to such beneficiaries shall be made in equal shares unless the Director has designated otherwise. In the absence of a written notice contesting a beneficiary designation or otherwise contesting a distribution received by the Secretary of
            USLIFE before the date of distribution, distribution will be made in accordance with the beneficiary designation of record.

       (f) Notwithstanding any other provisions of this Plan, cash amounts deferred under the Plan plus accumulated interest together with a certificate or certificates for all deferred shares represented by the total number of stock units then outstanding in his stock unit account shall be immediately distributed to each participating Director, or his designated beneficiary or beneficiaries or his estate, as the case may be, in a single lump sum distribution in the event of a "Change In Control" which means (i) a merger

USLIFE CORPORATION
NON-EMPLOYEE DIRECTORS'
DEFERRED COMPENSATION PLAN
(AS AMENDED JANUARY 28, 1997)

            or consolidation to which USLIFE is a party and for which the approval of any shareholders of USLIFE is required; (ii) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) becoming the beneficial owner, directly or indirectly, of securities of USLIFE representing 25% or more of the combined voting power of USLIFE's then outstanding securities; (iii) a sale or transfer of substantially all of the assets of USLIFE; (iv) a liquidation or reorganization of USLIFE; or (v) the occurrence of any Flip Over Transaction or Event, as defined in Section 1.1(j) of the Amended and Restated Rights Agreement, as amended from time to time prior to the occurrence of any such transaction or event that otherwise would have previously been considered a Flip Over Transaction or Event.

5.     Miscellaneous

       (a) No cash compensation, fees or interest thereon or shares deferred pursuant to this Plan shall be subject to assignment, attachment, lien, levy, or other creditors' rights under any state or federal law.

       (b) USLIFE shall not be required to reserve, or otherwise set aside, funds for the payment or satisfaction of its obligations hereunder.

       (c)  Copies of  the Plan  and any  and all amendments
            thereto  shall   be  made   available   at   all
            reasonable times at the office of the Secretary of USLIFE to all non-employee Directors.

       (d) This Deferred Compensation Plan may be amended prospectively, from time to time, by the Board of Directors of USLIFE, and the interest rate applicable hereunder may be set prospectively by the Board as provided in Paragraph 3A(b); provided, however, that no amendment shall, in any event, be made to the Plan which would reduce (i) the amounts already earned by any non-employee Director or (ii) the number of any shares deferred hereunder and represented by the units accumulated in such Director's stock unit account or change the date or provisions for distribution of such amounts or shares, unless each non-employee Director personally approves such amendment insofar as the amendment affects him, and, further, provided that (1) item (ii) of Paragraph 3B(a) and the provisions of Paragraph 3B(b) regarding the timing and the formula for

USLIFE CORPORATION
NON-EMPLOYEE DIRECTORS'
DEFERRED COMPENSATION PLAN
(AS AMENDED JANUARY 28, 1997)

            determining the amount and price of the stock units to be purchased and credited to the non-employee Director's stock unit account under item (ii) thereof as well as the provisions of Paragraph 1 on eligibility for participation herein shall not be amended or revised more than once every six months other than to comport with changes in the Internal Revenue Code, as amended, the Employee Retirement Income Security Act, or the rules and regulations thereunder, and (2) that participation in this Plan by a Director who elects to have the interest payable under Paragraph 3A used to purchase stock units pursuant to Paragraphs 3B(a) and 3B(b) shall not be voluntarily terminated by such Director before the end of the second full calendar quarter following the effective date of such election nor may such Director increase or decrease the amount or percentage of his cash compensation deferred hereunder more than once every six months, it being intended that such unit purchases shall qualify in all respects as "formula awards" under Rule 16b-3(d) of Section 16(b) of the Securities Exchange Act of 1934, as such rule may hereinafter be amended from time to time.

       (e) If a Director of The United States Life Insurance Company In the City of New York with a deferred account under that Company's Deferred Compensation Plan (the "United States Life Plan") at any time resigns from the Board of Directors of United States Life to become a member of the Board of Directors of USLIFE Corporation and participate in this Plan, then upon his election to the Board of Directors of USLIFE Corporation the Director shall become a Participant in this Plan, the credit balance in his deferred account under the United States Life Plan shall automatically be transferred and credited to the general account of USLIFE Corporation and the elections made by the Director with respect to the United States Life Plan shall continue in effect under this Plan as if they had originally been made thereunder.

       (f) Nothing contained herein shall prohibit USLIFE from establishing a "Rabbi Trust" for the purpose of accumulating funds to pay all (a) amounts deferred hereunder together with accumulated interest and (b) shares of stock in a participant's deferred stock unit account; provided, however, that the assets of such Rabbi Trust shall be available to the creditors of USLIFE if USLIFE is unable to pay its debts as they fall due, or if bankruptcy or insolvency proceedings have been initiated by any USLIFE creditor or USLIFE itself, or by any third party, under the Bankruptcy Act of the United States or the

USLIFE CORPORATION
NON-EMPLOYEE DIRECTORS'
DEFERRED COMPENSATION PLAN
(AS AMENDED JANUARY 28, 1997)

            bankruptcy laws of any state, alleging that USLIFE is insolvent or bankrupt. If, in accordance with the terms of such a Rabbi Trust, any funds held in such trust revert back to USLIFE, such reversion shall not in any manner reduce or diminish the obligation of USLIFE under this Plan to any participant.